Rule 497(e)
                                                               File Nos. 2-75503
                                                                       811-03364


                             Maxim Series Fund, Inc.

                           June 21, 2002 Supplement to
                the May 1, 2002 Statement of Additional Information

                        Maxim INVESCO Balanced Portfolio


The rate of compensation payable to INVESCO Funds Group, Inc. in connection with the sub-advisory services it provides to the Maxim INVESCO Balanced Portfolio has been modified. Effective June 1, 2002, the Board approved an amendment to the sub-advisory agreement whereby the rate was changed from .50% of the average daily net assets of the Portfolio up to $25 million, .45% on the next $50 million, .40% on the next $25 million and .35% of such value in excess of $100 million of the Portfolio to .36% of the average daily net assets of the Portfolio up to $160 million and .35% of such value in excess of $160 million of the Portfolio.

In approving an amended sub-advisory agreement with INVESCO Funds Group, Inc. (the "sub-adviser"), the Board considered a wide range of information of the type they regularly consider. The Board requested and received materials relating to the Investment Advisory Agreement and the Sub-Advisory Agreement in advance of the meeting at which the amendment to the sub-advisory agreement was considered, and had the opportunity to ask questions and request further information in connection with such consideration. With respect to the nature, scope and quality of the services provided by Maxim Capital Management, LLC ("MCM") and the sub-adviser, the Board considered, among other things, MCM's and the sub-adviser's personnel, experience, resources and track record. The Board also considered MCM's and the sub-adviser's reputation for management of their specific investment strategies, MCM's and the sub-adviser's overall financial condition, technical resources, and operational capabilities.

With respect to the amended advisory fee rate payable to the sub-adviser by MCM, the Board considered fees payable by similar funds managed by other advisers, which indicate that fees to be paid do not deviate greatly from those fees paid by other similar funds. The Board also considered the total expense ratio of the Portfolio and of similar funds managed by other advisers with respect to peer group averages. In this review process, the Board analyzed all compensation flowing to MCM and its affiliates in relation to the quality of all services provided as well as the overall profitability to MCM and its affiliates. Upon the Board's consideration of this information, the Board determined that such an adjustment was appropriate.

As a result, effective June 1, 2002, please replace the third paragraph under the heading "INVESCO Funds Group, Inc." on page __ of the Statement of Additional Information with the following:

"MCM is responsible for compensating INVESCO, which receives monthly compensation at the annual rate of .55% on the first $25 million, .50% on the next $50 million, .40% on the next $25 million and .35% on assets over $100 million of the Maxim INVESCO Small-Cap Growth Portfolio; .36% of the average daily net assets of the Portfolio up to $160 million and .35% of such value in excess of $160 million of the Maxim INVESCO Balanced Portfolio; and MCM is responsible for compensating ICM, which receives monthly compensation at the annual rate of .55% on the first $50 million, .50% on the next $50 million, and ..40% on assets over $100 million of the Maxim INVESCO ADR Portfolio."


            This supplement should be retained for future reference.